UMB SCOUT FUNDS

                        Supplement dated August 13, 2004
                                     to the
                       Prospectus dated October 31, 2003
                                for the various
                                UMB Scout Funds

This Supplement updates certain information contained in the UMB Scout Funds Prospectus dated October 31, 2003. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-996-2862.

The following paragraph is hereby inserted on page 42 under the heading "Shareholder Communications:"

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of each Fund's portfolio holdings is publicly available on the Fund's website, www.umbscoutfunds.com, on a quarterly basis, approximately thirty days after quarter-end. This information is made available in order to enhance communication to the Funds' shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds.